UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2010, Philip Morris International Inc. (“PMI”) entered into a credit agreement (the “Credit Agreement”) relating to a senior unsecured revolving credit facility (the “Facility”) with the lenders named therein and J.P. Morgan Europe Limited (“JPMEL”), as facility agent. The Facility provides for borrowings up to an aggregate principal amount of US$2.5 billion (or the equivalent in Euro) and expires on September 30, 2013.

Interest rates on borrowings under the Facility will be based on prevailing interest rates for U.S. Dollars or Euro, as applicable, and as further described in the Credit Agreement.

The Facility will be used for general corporate purposes, including commercial paper backstop. The Credit Agreement requires the maintenance of an EBITDA to interest ratio, as defined therein, of not less than 3.5 to 1.0.

The Credit Agreement contains certain events of default customary for credit facilities of this type (with customary grace periods, as applicable), including nonpayment of principal or interest when due; material incorrectness of representations and warranties when made; breach of covenants; bankruptcy and insolvency; unsatisfied ERISA obligations; unstayed material judgment beyond specified periods; acceleration or payment default of other material indebtedness; and invalidation of PMI’s guaranty.

If any events of default occur and are not cured within applicable grace periods or waived, the outstanding loans may be accelerated and the lenders’ commitments may be terminated. The occurrence of the bankruptcy and insolvency event of default will result in the automatic termination of commitments and acceleration of outstanding loans under the Credit Agreement.

The Facility replaces PMI’s existing EUR2.0 billion 5-year revolving credit facility with the lenders named therein and Citibank International plc, as facility agent, which was to expire on May 12, 2010 (the “Terminated Euro Facility”), and its existing US$1.0 billion 3-year revolving credit facility with the lenders party thereto and JPMEL, as facility agent, which was to expire on December 4, 2010 (the “Terminated USD Facility” and, together with the Terminated Euro Facility, the “Terminated Facilities”). The Terminated Facilities were terminated effective March 29, 2010.

At March 29, 2010, PMI had no borrowings outstanding under the Terminated Facilities.

Some of the lenders under the Credit Agreement and their affiliates have various relationships with PMI and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 regarding the Terminated Facilities is hereby incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On March 26, 2010, PMI issued US$1,000,000,000 aggregate principal amount of its 4.50% Notes due 2020 (the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on March 23, 2010, PMI entered into a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated April 25, 2008 and a Prospectus Supplement (the “Prospectus Supplement”) dated March 23, 2010 (Registration No. 333-150449) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the Notes is payable semiannually on March 26 and September 26 of each year, commencing September 26, 2010, to holders of record on the preceding March 11 or September 11, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Notes will mature on March 26, 2020.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2 and 4.1, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the Underwriters are lenders under the Facility described under Item 1.01 above and PMI’s 5-Year Revolving Credit Facility pursuant to a Credit Agreement dated December 4, 2007 (the “5-Year Facility”). Citibank, N.A., New York Branch, an affiliate of Citigroup Global Markets Inc., Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., Societe Generale, an affiliate of SG Americas Securities, LLC, BNP Paribas (Suisse) SA, an affiliate of BNP Paribas Securities Corp., Banco Bilbao Vizcaya Argentaria S.A., an affiliate of BBVA Securities Inc., Credit Agricole Corporate & Investment Bank, an affiliate of Credit Agricole Securities (USA) Inc., and HSBC Bank plc, an affiliate of HSBC Securities (USA) Inc. and the Trustee, are lenders under the Facility and Goldman Sachs Bank USA, an affiliate of Goldman, Sachs & Co., J.P. Morgan Europe Limited and J.P. Morgan plc, each an affiliate of J.P. Morgan Securities Inc., Societe Generale, an affiliate of SG Americas Securities, LLC, and BNP Paribas London Branch, an affiliate of BNP Paribas Securities Corp., are lenders under the 5-Year Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated March 23, 2010, among PMI and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Underwriters

4.1	Form of 4.50% Notes due 2020

10.1	Revolving Credit Agreement, dated as of March 29, 2010 among PMI, the lenders named therein and JPMEL, as facility agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/S/ G. PENN HOLSENBECK
Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: March 29, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated March 23, 2010, among PMI and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Underwriters

4.1	Form of 4.50% Notes due 2020

10.1	Revolving Credit Agreement, dated as of March 29, 2010 among PMI, the lenders named therein and JPMEL, as facility agent